Exhibit 99.1

CROWN KING
MINERAL AND MINING LEASE

THIS LEASE is made and effective the 1st  day of May, 2011, between Clark Copper Mines, LLC, an Arizona limited liability company with an address of 9212 Empire Rock Street, Las Vegas, NV 89143 (called "Lessor”), and ASPA Gold Corp., a Nevada corporation with an address of 36101 Bob Hope Dr., Suite E5-238, Rancho Mirage, CA 92770 (called "Lessee").

WITNESSETH:

1. INTERESTS  LEASED.  For and in consideration of Ten Dollars paid to Lessor by Lessee,  the receipt and  sufficiency  of which are hereby  acknowledged  by the Lessor,  and the mutual  covenants  set forth  herein,  Lessor hereby grants and leases  exclusively  unto Lessee all mineral rights in, under and appurtenant to the lands described as the Premises below (all of which  materials,  minerals and deposits are called the "Subject  Minerals").  The Subject Minerals are leased, as above, together with all interests hereafter acquired by or for Lessor in the Premises.

The Premises consists of the following described PORTION OF THE Buckeye Lode Mining Claim, Mineral Survey No. 444, located in the Pine Grove Mining District, County of Yavapai and State of Arizona, containing 7.11 acres, more or less:

Parcel No. 1
All that portion of the Buckeye Lode Mining Claim described in Book 4681, page 80, Mineral Survey 444, located in Section 10, Township 10 North, Range 1 West, GSRB&M, also known as Yavapai County Assessor’s Parcel Number (“APN”) 204-04-020R, consisting of 2.72 acres, more or less, together with a 20 foot easement for ingress, egress and public utilities as shown in Book 163 of Land Surveys, page 59, recorded with the Yavapai County Recorder; and

Parcel No. 2
All that portion of the Buckeye Lode Mining Claim described in Book 4617, page 970, Mineral Survey 444, located in Section 10, Township 10 North, Range 1 West, GSRB&M, also known as APN 204-04-020Q, consisting of 4.39 acres, more or less, together with a 20 foot easement for ingress, egress and public utilities as shown in Book 163 of Land Surveys, page 59, recorded with the Yavapai County Recorder.

2. TERMS OF LEASE.  This lease is granted for an initial  term of three (3) years from and after the date  hereof,  and for up to three additional renewal terms of three (years) after the initial term while any mining,  development,  processing,  or  reclamation is being conducted  hereunder  on a continuous  basis.  Such  operations  shall be deemed conducted on a continuous  basis unless and until,  after the end of the initial term, a period on one hundred eighty (180)  consecutive days elapses in which no mining or developing or processing or testing is conducted,  excluding, however, periods of force majeure as provided herein.

Unless otherwise specified, all reference to the "term" of the lease shall mean and include both the initial term and the renewal term(s).

3. PAYMENTS. The initial payment will be 500,000 (Five Hundred Thousand) restricted shares of Class A Preferred Stock of the Lessee (the "Consideration Shares") for execution of this lease. The terms of the Class A Preferred Stock shall be essentially as set forth in Exhibit “A” hereto.  An annual payment of $20,000  (adjusted  annually by the CPI (consumer  price index as published by the US  Government)  according to this formula each year:  previous  payment  times 1+  fractional  CPI index.  For example if CPI is 3% the following payment will be $20,000 x 1.03 or $20,600;  if next year’s CPI is 2 % then the  calculation  would be $20,600 x 1.02 or  $21,012, which will keep the lease valid for one additional  year.  Payments will be made to an address and account of the Lessor's choosing, and shall be payable annually in arrears, with the first payment due on April 30, 2012.

All annual payments will be creditable as advanced NSR Royalties and will accrue against the NSR Royalties to be paid if mining occurs.

In regards to the Consideration Shares:

     (a)  They will upon issuance be issued as fully paid and non-assessable.
     (b)  Lessor is an “accredited investor” as the term is defined in section 501(a) of Regulation D under the 1933 Act.
     (d)  The  Consideration  Shares have not been  registered  under the United States  Securities Act of 1933, as amended (the "1933 Act"),  or under any state  securities  or "blue  sky" laws of any state of the  United States,  and are being offered only in a transaction not involving any public  offering  within the meaning of the 1933 Act,  and,  unless so registered, may not be offered or sold in the United States or to U.S.Persons (as defined in Regulation S  promulgated  under the 1933 Act),except pursuant to an effective  registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject  to, the  registration  requirements  of the 1933 Act, and in each case only in accordance with applicable state securities laws.
     (e)  The Lessor is receiving the  Consideration  Shares for its own account for  investment  purposes  only and not for the  account  of any other person and not for distribution,  assignment or resale to others,  and no other person has a direct or indirect  beneficial  interest in such Consideration  Shares,  and the Lessor has not subdivided its interest in the Consideration Shares with any other person.

     (f)  The Lessor is not an  underwriter  of, or dealer in, the common shares of  the  Lessee,  nor  is  the  Lessor  participating,  pursuant  to a contractual  agreement  or  otherwise,  in  the  distribution  of  the Consideration Shares.
     (g)  The  Lessor  is  not  aware  of  any   advertisement  of  any  of  the Consideration  Shares and is not acquiring the Consideration Shares as a result of any form of general  solicitation  or general  advertising including  advertisements,  articles,  notices or other communications published  in any  newspaper,  magazine or similar  media or broadcast over radio or  television,  or any seminar or meeting whose  attendees have been invited by general solicitation or general advertising.

4. ROYALTIES AND NET PROFITS INTEREST.

A.	Net Profits Interest.

[Intentionally Omitted]
B.	Net Smelter Returns Royalty.

In addition to Lessor’s NPI, a net smelter returns royalty ("NSR Royalty") shall be payable to Lessor for all commodities produced from the Premises.  For purposes of this lease, the "net smelter return" is defined as the amount of money which the smelter or refinery, as the case may be, pays the Lessee for the commodity based on the then current spot price of gold, with deductions for costs associated with further processing but without deductions for taxes, calculated on an FOB mine site basis.  The NSR Royalty shall be four percent (4%), based on the weighted spot prices of gold during the period for which calculated at the time of production.

C.	Payable in Kind; Payable Quarterly.

Lessor may elect to receive in kind its NSR Royalty (as described below).  Both royalties shall be payable quarterly.

5. OPERATIONS

A.  EXPLORATION, MINING AND OTHER OPERATIONS.  The  Lessee may use and employ methods of exploration,  development,  mining and processing as it may desire or find most  profitable  and  economical  and may,  when it deems it  necessary or desirable,  discontinue  operations  entirely so long as it shall well and truly meet its  obligations  hereunder to pay annual payments and NSR Royalty due, if any. Lessee  shall not be  required  to mine,  preserve,  or  protect  in its  mining operations  any Subject  Minerals  which under good mining  practices  cannot be mined or shipped at a profit by the Lessee at the time encountered. Lessee shall have the right and  privilege at any time,  during the term of this lease and as long  thereafter as it may hold an interest in minerals in, on or under adjacent or neighboring lands, to use any and all roads or workings located at anytime on or under the  premises to  facilitate  mining ores or  materials  on adjacent or neighboring  properties,  whether or not  contiguous and whether or not owned by Lessor.  Lessee shall have the further right of mixing, either underground or at the surface or processing plants, any ores, solutions or other products from any other lands,  provided that the mixing is accomplished  only after the same have been  sampled  and after the weight or volume  thereof  has been  determined  or ascertained by sound engineering  principles.  An accurate record of the tonnage or volume, and of the analysis,  of ore, concentrate or other products from each property  going into such mixture shall be kept and made  available to Lessor at all reasonable  times, and shall be used as basis of the allocation  between the properties, of production royalties to be paid therefore.

B.  MAINTENANCE.  Lessee agrees to maintain all roads, camps, drillsites, and mines in a good and workmanlike manner.

C. PAYMENT FOR DAMAGES.  The Lessee shall pay an equitable compensation to the injured party or parties for actual damages  caused by its  operations  upon the Premises, including, damage to crops, grazing values, fences, gates, reservoirs, roads,  and  structures,  and  damage  sustained  by reason of injury or loss of livestock.

6. INSPECTION. Lessor or its duly appointed representative shall have the right, exercisable  at all  reasonable  times and in a  reasonable  manner so as not to interfere  with  Lessee's  operations,  to go upon  the  Premises,  or any  part thereof,  for the purpose of inspecting the workings thereon.  Lessor shall hold Lessee harmless from all claims for damages arising out of any death, personal injury, or property damage sustained by Lessor or Lessor's agents or servants while in or upon the Premises, unless such death or injury arises as a result of negligence of the Lessee.

7. TAXES.  Lessor  agrees to pay all general  (surface use) ad valorem taxes and assessment s assessed  against  the  Premises  and all taxes  resulting  from the Lessor's  use thereof,  if any.  Lessee shall pay for that portion of such taxes which is  attributable to any producing mine opened and operated on the Premises by Lessee,  less the part  thereof  attributable  to Lessor's  NSR Royalty  interest therein. Lessee shall pay all other lawful public taxes and assessments, whether general, specific or otherwise, assessed and levied upon or against the Premises and  attributable to Lessee's  operations,  or upon any area and other product's thereof,  or upon any property or improvements placed by lessee on the Premises. If any tax is now or hereafter levied on or measured by production, Lessor shall pay that portion of such taxes which is attributable to the NSR Royalty reserved herein.  Lessee shall have the right in good faith to contest  any of the above taxes,  whether payable by Lessee or payable by Lessor,  but shall not permit or suffer  the  Premises  or any part  thereof,  or any ore mined  thereon,  or any improvements or personal  property thereon to be sold at any time for such taxes or assessments.

8.  WARRANTY.  Lessor hereby warrants to the Lessee that the Lessor owns a 100% interest in the mineral rights included in the Premises.

9. ASSIGNMENT.  The estate of either party may be assigned in whole or in part. No change in the ownership of the Premises or assignment of NSR Royalties payable hereunder shall be binding upon Lessee until Lessee has been furnished with a written transfer or assignment or a certified copy thereof.  If this lease is assigned as to a part or parts of the  Premises  and the Lessee,  or assignee or assignees  of any  part or  parts,  fails  or  defaults  in the  payment  of the part of the NSR Royalties due from him or them or otherwise breach any covenants contained herein, such default shall not operate to defeat or affect this lease insofar as it covers any other part of parts of the Premises.  An assignment of this lease shall, to the extent of the assignment, relieve and discharge the Lessee of all obligations hereunder which have not theretofore become due.

10.  MULTIPLE  LESSORS.  Whenever  five or more  parties are entitled to receive annual  payments or royalties  hereunder,  Lessee may withhold  payment  thereof unless and until all such parties designate in a recordable  instrument an agent empowered to receive all NSR Royalty or annual payments due hereunder and to execute division  and  transfer  orders on behalf of said  parties and their  respective successors in title.

11. DEFAULT; FORCE MAJEURE; TERMINATION. If at any time Lessee is in default in the performance of the terms and conditions of this lease to be performed by it, and if,  within  sixty  (60) days after  written  notice of default is given by Lessor to  Lessee,  Lessee  has not  commenced  diligently to cure the default,  then Lessor may terminate this lease by written notice to Lessee, provided that, if the default is a failure to pay, when due, a sum of money expressly required to be paid hereunder,  Lessor may terminate this lease by written  notice to Lessee if such  default is not cured  within fifteen (15) days after the  written  notice of the  default is given to Lessee.  Lessor shall have no right to terminate this lease except as expressly provided in the foregoing provisions of this paragraph.

Lessee  shall  not be  deemed  in  default,  or to have  ceased  performance  or operations  hereunder,  during any period in which performance or operations are prevented by any cause reasonably beyond Lessee's control,  each of which causes is called "force  majeure".  Force majeure shall  include,  without  limitation, fire,  floods,  windstorms,  and other  damage from the  elements,  legislation, public regulations or other action of government authority,  litigation, acts of God and acts of the public  enemy.  The duration of this lease shall be extended for a period equal to the period of force majeure.  All periods of force majeure shall be deemed to begin at the time  Lessee  stops  performance  or  operations hereunder  by reason of force  majeure  and Lessee  shall  notify  Lessor of the beginning  and ending  date of each such  period.  Nothing herein shall limit Lessee’s obligation to pay annual payments, or NSR Royalty for ore mined and sold, as provided in this lease.

Lessee shall have the right to terminate this lease at any time or times during the term hereof, as to the Subject Minerals underlying all or any one or more parts of the Premises, by delivering or mailing to Lessor written notice stating such intention to terminate and describing the parts of the Premises, if less than all, so to which the termination applies. The termination shall take effect upon the date specified in the notice, or, if no date is specified, upon the date on which the notice is given.  Upon such termination, all right, title, interest and obligations of Lessee hereunder in and to the Premises specified in the notice shall terminate, except obligations which then have accrued under the express provisions of this lease and which then have not been paid or performed. If the notice specifies that this lease is thereby being terminated, as to the Subject  Minerals  underlying a part,  and less than all, of the Premises,  this lease shall continue in effect as to the Subject Minerals underlying a part, and less than all, of the  Premises,  this lease shall  continue in effect as to the Subject  Minerals  underlying all parts of the Premises except the part or parts so specified.  Forthwith after delivery of the notice of termination, Lessee shall execute and record, or deliver to Lessor for recording, a formal release of this lease as to the parts of the Premises described in the notice. Lessee shall have the right to remove from the Premises any machinery, fixtures, buildings, stockpiles of ore or minerals, and other property placed on the Premises by Lessee.  This right may be exercised at any times during the term hereof, or within one year after expiration or termination of this lease as to The parts of the Premises on which such property is located.

12.  FURTHER  DOCUMENTS.  At the  request and  expense of Lessee,  Lessor  shall deliver to Lessee for the purpose of copying the same, any documents, abstracts, policies, or other information relating to the Subject Minerals, the Premises or Lessee's  operations  hereunder,  and shall  execute  and  deliver to Lessee any instructions,  agreements,  documents,  or other papers  reasonably  required by lessee to effect the  purpose  of this  lease.  Lessor at all times cooperate with Lessee in any reasonable way to assist Lessee in effecting the Purposes of this lease.

13.  NOTICES.  All notices  required or permitted to be given hereunder shall be deemed properly given upon  delivering the same to the party to be notified,  or upon the seventh day after mailing the notice,  by registered or certified mail, return receipt  requested,  to the party to be notified at its address set forth above,  or such other  address as the party to be notified  may have  designated prior  thereto by written  notice to the other.  All routine reports hereunder may be delivered by ordinary United States mail, addressed to the recipient at its above address.

14.  HOMESTEAD.  Lessor hereby release and relinquishes any right of homestead exemption which Lessor may have in the Premised or in the Subject Minerals.

15. BINDING EFFECT.  This lease shall be binding on the parties hereto, and upon their heirs, successors and assigns.  This Lease shall be binding upon all who execute it, whether or not named in the body hereof as Lessor and without regard to whether this instrument or any copy thereof shall be executed by any other Lessor named above.  All who execute this lease shall be Lessors the same as if named in the body hereof.

16.  GOVERNING LAW; CONSENT TO JURISDICTION.  This Agreement shall be governed by the laws of the State of Arizona, excluding any conflicts of laws principles.  Each party consents to the exclusive jurisdiction and venue of the federal and state courts sitting in Mohave County, Arizona, U.S.A. over any dispute, claim, lawsuit or proceeding arising from or pertaining to this Agreement, and waives any argument that such courts are an "inconvenient forum."

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IN WITNESS WHEREOF, this lease has been executed as of the day and year first above written.

LESSEE:	LESSOR:

/s/	/s/
-------------------------------------	----------------------------------
Authorized Signatory	Authorized Signatory
ASPA Gold Corp.	Clark Copper Mines, LLC
36101 Bob Hope Dr.,Suite E5-238	9212 Empire Rock Street
Rancho Mirage, CA 92770	Las Vegas, NV 89143

EXHIBIT A
TERMS OF CLASS “A” PREFERRED STOCK

The Amended Articles of Incorporation provide, further, that the Board of Directors of the Corporation is authorized to issue from time to time shares of Preferred Stock, par value $0.0001 per share, in one or more series and has authorized the creation of the series of Preferred Stock hereinafter provided for and has established the voting rights thereof, and said Board of Directors has adopted, the following resolution (which includes the voting powers of such series as authorized by the Board of Directors) creating a series of Ten Million (10,000,000) shares of Preferred Stock, par value $0.0001 per share, designated as Class A Cumulative Convertible Preferred Stock, as follows:

RESOLVED that pursuant to the authority expressly vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation, par value $0.0001 per share, be and it hereby is, created, and that the designation and amount thereof and the voting powers preferences and relative, participating, operational and other special rights of the shares of such series, and the qualifications, limitation or restrictions thereof are as follows:

Section 1. Number of Shares and Designation. Ten Million (10,000,000) shares of the Preferred Stock, par value $0.0001 per share, of the Corporation are hereby constituted as a series of the Preferred Stock designated as Class A Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock").

Section 2. Definitions. For purposes of the Convertible Preferred Stock, the following terms shall have the meanings indicated:

"Board of Directors" shall mean the board of directors of the Corporation or any committee authorized by such board of directors to perform any of its responsibilities with respect to the Convertible Preferred Stock.

"Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

"Common Stock" shall mean the Common Stock of the Corporation, par value $0.001 per share.

"Constituent Person" shall have the meaning set forth in paragraph (E) of Section 6 hereof.

"Conversion Price" shall mean the conversion price per share of Common Stock for which the Convertible Preferred Stock is convertible; as such Conversion Price may be adjusted pursuant to Section 6 hereof. The initial Conversion Price will be $0.10 per share of Common Stock.

"Current Market Price" of publicly traded shares of Common Stock or any other class of capital stock or other security of the Corporation or any other issuer for any day shall mean the last reported sales price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or, if such security is not quoted on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any brokerage firm regularly making a market in such security selected for such purpose by the Board of Directors.

"Dividend Payment Date" shall mean  January 1, April 1, July 1 and October 1 in each year, commencing on July 1, 2011; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the Business Day immediately following such Dividend Payment Date.

"Dividend Periods" shall mean quarterly dividend periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Issue Date and end on and include June 30, 2011).

“Dividend Preference” shall mean 5% (five percent) of the Stated Value per annum.

"Fair Market Value" shall mean the average of the daily Current Market Prices of a share of Common Stock during the Trading Days included in the 30 calendar days next preceding the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The term "'ex' date", when used with respect to any issuance or distribution, means the first day on which the Common Stock trades regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price.

“First Conversion Date” shall mean January 31, 2012.

"Issue Date" shall mean the first date on which shares of Convertible Preferred Stock are issued and sold.

"Junior Stock" shall mean the Common Stock and any other class or series of stock of the Corporation over which the Convertible Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

"non-electing share" shall have the meaning set forth in paragraph (E) of Section 6 hereof.

"Parity Stock" shall mean any other class or series of stock of the Corporation which ranks on a parity with the Convertible Preferred Stock as to payment of dividends or in the distribution of the assets on any liquidation, dissolution or winding up of the Corporation.

"Person" shall mean any individual, firm, partnership, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

"Securities" shall have the meaning set forth in paragraph (D) (iii) of Section 6 hereof.

"set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of capital stock of the Corporation; provided, however, that if any funds for any class or series of Junior Stock or any parity stock are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then during the period that any such funds remain in such account or with such agent, "set apart for payment" with respect to the Convertible Preferred Stock shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

"Stated Value" shall mean $0.10 per share of Convertible Preferred Stock.

"Trading Day" shall mean any day on which the securities in question are traded on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading in any national securities exchange, on the National Market System of the NASDAQ, or if such securities are not quoted on such National Market System, in the applicable securities market in which the securities are traded.

"Transaction" shall have the meaning set forth in paragraph (E) of Section 6 hereof.

"Transfer Agent" shall mean Securities Transfer Corporation or such other agent or agents of the Corporation as may be designated by the Board of Directors as the transfer agent for the Convertible Preferred Stock.

Section 3. Dividends.

(A) The holders of shares of the Convertible Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of assets legally available for that purpose, dividends payable in cash in the amount of the Dividend Preference for each share of Convertible Preferred Stock. Such dividends shall be cumulative from the Issue Date, whether or not in any Dividend Period or Dividend Periods there shall be assets of the corporation legally available for the payment of such dividends, and shall be payable quarterly, when, as and if declared by the Board of Directors, in arrears on Dividend Payment Dates, commencing on July 1, 2011. Each such dividend shall be payable in arrears to the holders of record and shares of the Convertible Preferred Stock, as they appear on the stock records of the Corporation at the close of business on such record dates, which shall not be more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board of Directors. Accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

(B) The amount of dividends payable for each full Dividend Period for the Convertible Preferred Stock shall be computed by dividing the annual dividend rate by four. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Convertible Preferred Stock shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of shares of Convertible Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Convertible Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Convertible Preferred Stock that may be in arrears.

(C) So long as any shares of the Convertible Preferred Stock are outstanding, no dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on any Parity Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Convertible Preferred Stock for all Dividend Periods terminating on or prior to the date of payment of the dividend on such Parity Stock. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon shares of the Convertible Preferred Stock and all dividends declared upon any Parity Stock shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Convertible Preferred Stock and accumulated and unpaid on such Parity Stock.

(D) So long as any shares of the Convertible Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Stock) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Stock, nor shall any Junior Stock or any Parity Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of Common Stock made for purposes of an employee incentive or benefit plan of the Corporation or any subsidiary) for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Stock), unless in each case all accrued and unpaid dividends on all outstanding shares of the Convertible Preferred Stock and any Parity Stock shall have been paid or funds have been set apart for payment of such dividends for all past Dividend Periods with respect to the Convertible Preferred Stock and all past Dividend Periods with respect to such Parity Stock.

Section 4. Payments upon Liquidation.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (“Liquidation”), the holders of the shares of Convertible Preferred Stock shall be entitled to receive an amount per share equal to the Stated Value plus all accrued and unpaid dividends thereon prior to any payment or distribution to the holders of the Junior Stock.  If upon Liquidation the assets of the Corporation shall be insufficient to distribute the Stated Value plus all accrued and unpaid dividends thereon of the Convertible Preferred Stock and any stated value or liquidation preference and accrued and unpaid dividends payable to holders of shares of the Parity Stock, said assets shall be distributed ratably among the holders of the Convertible Preferred Stock and the Parity Stock.  For the purposes of this Section 4, (i) a consolidation, merger or business combination of the corporation with or into one or more corporations, or (ii) a sale or transfer of all or substantially all of the Corporation's assets, shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

Section 5. Shares to Be Retired. All shares of Convertible Preferred Stock which shall have been issued and reacquired in any manner by the Corporation (excluding, until the corporation elects to retire them, shares which are held as treasury shares) shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

Section 6. Conversion. Holders of shares of Convertible Preferred Stock shall have the right to convert all or a portion of such shares into shares of Common Stock, as follows:

(A) Subject to and upon compliance with the provisions of this Section 6, a holder of shares of Convertible Preferred Stock shall have the right, at his or her option, at any time after the Issue Date, to convert such shares into the number of fully paid and nonassessable shares of Common Stock obtained by dividing the aggregate Stated Value of such shares plus any accrued and unpaid dividends thereon by the Conversion Price (as in effect on the date provided for in the last paragraph of paragraph (B) of this Section 6) by surrendering such shares to be converted, such surrender to be made in the manner provided in paragraph (B) of this Section 6. Certificates will be issued for the remaining shares of Convertible Preferred Stock in any case in which fewer than all of the shares of Convertible Preferred Stock represented by a certificate are converted.

(B) In order to exercise the conversion right, the holder of shares of Convertible Preferred Stock to be converted shall surrender the certificate or certificates representing such shares, duly endorsed or assigned to the Corporation or in blank, at the office of the Transfer Agent, accompanied by written notice to the Corporation that the holder thereof elects to convert Convertible Preferred Stock. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Convertible Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in the form satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid).

Holders of shares of Convertible Preferred Stock at the close of business on a dividend payment record date shall be entitled to conversion of the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such dividend payment record date and prior to such Dividend Payment Date. However, shares of Convertible Preferred Stock surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding Dividend Payment Date must be accompanied by payment of an amount equal to the dividend payable on such shares on such Dividend Payment Date. A holder of shares of Convertible Preferred Stock on a dividend payment record date who (or whose transferee) tenders any such shares for conversion into shares of Common Stock on such Dividend Payment Date will be entitled to conversion of the dividend payable by the Corporation on such shares of Convertible Preferred Stock on such date, and the converting holder need not include payment of the amount of such dividend upon surrender of shares of Convertible Preferred Stock for conversion. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares or for dividends on the shares of Common Stock issued upon such conversion.

As promptly as practicable after the surrender of certificates for shares of Convertible Preferred Stock as aforesaid, the Corporation shall issue and deliver at such office to such holder, or on his or her written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this Section 6, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in paragraph (C) of this Section 6.

Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Convertible Preferred Stock shall have been surrendered and such notice (and if applicable payment of an amount equal to the dividend payable on such shares) received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall have been surrendered and such notice received by the Corporation.

 (C) No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Convertible Preferred Stock. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the conversion of a share of Convertible Preferred Stock, the Corporation shall pay to the holder of such share an amount in cash based upon the Current Market Price of Common Stock on the Trading Day immediately preceding the date of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Convertible Preferred Stock so surrendered.

(D) The Conversion Price shall be adjusted from time to time as follows:

(i) If the Corporation shall after the Issue Date (A) pay a dividend or make a distribution on its capital stock in shares of its Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) [INTENTIONALLY OMITTED] or (D) issue any shares of capital stock by reclassification of its Common Stock, the Conversion Price in effect at the opening of business on the day next following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the day next following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the opening of business on the day next following the record date (except as provided in paragraph (H) below) in the case of a dividend or distribution and shall become effective on the day next following the effective date in the case of a subdivision, combination or reclassification.

 (ii) If the Corporation shall issue after the Issue Date rights or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock or Securities which are convertible into Common Stock at a price per share less than the Fair Market Value per share of Common Stock on the record date for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Price in effect at the opening of business on the day next following such record date shall be adjusted to equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the opening of business on the day next following the date fixed for such determination by (II) a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) the number of shares that the aggregate proceeds to the Corporation from the exercise of such rights or warrants for Common Stock would purchase at such Fair Market Value, and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in paragraph (H) below). In determining whether any rights or warrants entitle the holders of Common Stock to subscribe for or purchase shares of Common Stock at less than such Fair Market Value, there shall be taken into account any consideration received by the Corporation upon issuance and upon exercise of such rights or warrants, the value of such consideration, if other than cash, to be determined by valuation of the Board of Directors.

(iii) If the Corporation shall distribute to all holders of its Common Stock any shares of capital stock of the Corporation (other than Common Stock) or evidence of its indebtedness or assets (excluding any cash dividends or distributions paid from profits or surplus of the Corporation or referred to in subparagraph (i) above or any stock, securities or other property received pursuant to paragraph 6(E) below) or rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants issued to all holders of Common Stock entitling them for a period expiring within 45 days after the record date referred to in subparagraph (ii) above to subscribe for or purchase Common Stock, which rights and warrants are referred to in and treated under subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the "Securities"), then in each such case the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Fair Market Value per share of the Common Stock on the record date mentioned below less the then Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of the Common Stock on the record date mentioned below. Such adjustment shall become effective immediately at the opening of business on the Business Day next following (except as provided in paragraph (H) below) the record date for the determination of shareholders entitled to receive such distribution. For the purposes of this subparagraph (iii), the distribution of a Security, which is distributed not only to the holders of the Common Stock on the date fixed for the determination of stockholders entitled to such distribution of such Security, but also is distributed to the holders of the Convertible Preferred Stock (assuming for purposes of this subparagraph (iii) that such shares of Convertible Preferred Stock have been converted) or reserved for distribution with each share of Common Stock delivered to a person converting a share of Convertible Preferred Stock after such determination date, shall not require an adjustment of the Conversion Price pursuant to this subparagraph (iii); provided that on the date, if any, on which a Person converting a share of Convertible Preferred Stock would no longer be entitled to receive such Security with a share of Common Stock (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred and the Conversion Price shall be adjusted as provided in this subparagraph (iii) (and such day shall be deemed to be "the date fixed for the determination of the stockholders entitled to receive such distribution" and "the record date" within the meaning of the two preceding sentences).

(iv) No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by reason of this subparagraph (iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section 6 (other than this subparagraph (iv)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock. Notwithstanding any other provisions of this Section 6, the Corporation shall not be required to make any adjustment of the Conversion Price for the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends in securities of the Corporation. All calculations under this Section 6 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest 1/10 of a share (with .05 of a share being rounded upward), as the case may be. Anything in this paragraph (D) to the contrary notwithstanding, the Corporation shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph (D), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, reclassification or combination of shares, distribution of rights or warrants to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Corporation to its stockholders shall not be taxable.

 (E) If the Corporation shall be a party to any transaction (including without limitation a merger, consolidation, sale of all or substantially all of the Corporation's assets or recapitalization of the Common Stock and excluding any transaction as to which subparagraph (D) (i) of this Section 6 applies) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each share of Convertible Preferred Stock which is not converted into the right to receive stock, securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of shares or fraction thereof of Common Stock into which one share of Convertible Preferred Stock was convertible immediately prior to such Transaction, assuming such holder of Common Stock (i) is not a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an affiliate of a Constituent Person and (ii) failed to exercise his or her rights of election, if any, as to the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each share of Common Stock of the Corporation held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), than for the purpose of this paragraph (E) the kind and amount of stock, securities and other property (including cash) receivable upon such Transaction by each non-electing share shall be deemed to be the kind and amount so receivable per share by the plurality of the non-electing shares). The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (E) and it shall not consent or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Convertible Preferred Stock that will contain provisions enabling the holders of the Convertible Preferred Stock that remains outstanding after such Transaction to convert into the consideration received by holders of Common Stock at the Conversion Price in effect immediately prior to such Transaction. The provisions of this paragraph (E) shall similarly apply to successive Transactions.

 (F) If:

(i) the Corporation shall declare a dividend (or any other distribution) on the Common Stock (other than in cash out of profits or surplus); or

(ii) the Corporation shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

(iii) there shall be any reclassification of the Common Stock (other than an event to which subparagraph (D) (i) of this Section 6 applies) or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or the sale or transfer of all or substantially all of the assets of the Corporation as an entirety; or

(iv) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Corporation,

then the Corporation shall cause to be filed with the Transfer Agent and shall cause to be mailed to the holders of shares of the Convertible Preferred Stock at their address as shown on the stock records of the Corporation, as promptly as possible, but at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date on which the holders of Common Stock of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date on which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 6.

(G) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly file with the Transfer Agent an officer's certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment which certificate shall be prima facie evidence of the correctness of such adjustment. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date of such adjustment and shall mail such notice of such adjustment of the Conversion Price to the holder of each share of Convertible Preferred Stock at such holder's last address as shown on the stock records of the Corporation.

(H) In any case in which paragraph (D) of this Section 6 provides that an adjustment shall become effective on the day next following a record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any share of Convertible Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount in cash in lieu of any fraction pursuant to paragraph (C) of this Section 6.

(I) For purposes of this Section 6, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation. The Corporation shall not pay a dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

(J) There shall be no adjustment of the Conversion Price in case of the issuance of any stock of the Corporation in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 6. If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section 6, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the holders of Convertible Preferred Stock as determined by the Board of Directors.

(K) If the Corporation shall take any action affecting the Common Stock, other then action described in this Section 6, that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the shares of Convertible Preferred Stock, the Conversion Price for the Convertible Preferred Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

 (L) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversion of the Convertible Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Convertible Preferred Stock not theretofore converted. For purposes of this paragraph (L), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Convertible Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

The Corporation covenants that any shares of Common Stock issued upon conversion of the Convertible Preferred Stock shall be validly issued, fully paid and non-assessable. Before taking any action that would cause an adjustment reducing the Conversion Price below the then-par value of the shares of Common Stock deliverable upon conversion of the Convertible Preferred Stock, the Corporation will take any corporate action that in the opinion of its counsel, may be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

The Corporation shall endeavor to list the shares of Common Stock required to be delivered upon conversion of the Convertible Preferred Stock, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.

Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Convertible Preferred Stock, the Corporation shall endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(M) The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities or property on conversion of the Convertible Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or other securities or property in a name other than that of the holder of the Convertible Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting any issue or delivery has paid to the Corporation the amount of any such tax or established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

Section 7. Ranking. Any class or series of stock of the Corporation shall be deemed to rank:

(A) prior to the Convertible Preferred Stock, as to the payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends and of amounts distributed upon liquidation, dissolution or winding up in preference or priority to the holders of Convertible Preferred Stock;

(B) on a parity with the Convertible Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Convertible Preferred Stock, if the holders of such class of stock or series and the Convertible Preferred Stock shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share, without preference or priority one over the other; and

(C) junior to the Convertible Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such stock or series shall be Common Stock or if the holders of Convertible Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of shares of such stock or series.

Section 8. Voting. (A) Unless the affirmative vote of the holders of a greater number of shares shall then be required by law, the affirmative vote of the holders of at least 66-2/3% of all of the outstanding shares of Convertible Preferred Stock, given in person or by proxy, by a vote at a meeting called for the purpose voting separately as a class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplement thereto (including any Certificate of Designations, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would materially adversely affect the preferences, rights, powers or privileges of the Convertible Preferred Stock; provided, however, that the amendment of the provisions of the Certificate of Incorporation so as to authorize or create, or to increase the authorized amount of, any Junior Stock or Parity Stock shall not be deemed to materially adversely affect the preferences, rights, powers or privileges of Convertible Preferred Stock.

  (B) Unless the affirmative vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the outstanding shares of Convertible Preferred Stock and all other series of Parity Stock upon which such voting power shall have been conferred, given in person or by proxy, by a vote at a meeting called for the purpose at which the holders of shares of Convertible Preferred Stock and such Parity Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of Preferred Stock as to dividends or upon liquidation, dissolution or winding up, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issuance of any obligation or security convertible into or evidencing the right to purchase any such prior shares.

(C) On all other matters each share of Convertible Preferred Stock shall have one (1) vote per share. Except as otherwise required by applicable law or as set forth herein, the shares of Convertible Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers and the consent of the holders thereof shall not be required for the taking of any corporate action.

Section 9. Determinations by the Board of Directors. Any determinations made in good faith by the Board of Directors of the Corporation under any provision of this Certificate of Designations, Preferences and Rights shall be final and binding on all stockholders (including holders of shares of Convertible Preferred Stock) of the Corporation.

Section 10. Record Holders. The Corporation and the Transfer Agent may deem and treat the record holder of any shares of Convertible Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.